Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effects of the sale of our working and net revenue interests in our Eastern and previously disclosed Western core of the Arkansas Fayetteville Shale.

The pro forma consolidated statements of operations for the year ended June 30, 2007 and the three months ended September 30, 2007 are presented to show the net income (loss) as if the sale occurred on July 1, 2006. The pro forma condensed consolidated balance sheet is based on the assumption that the sale occurred on September 30, 2007.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the sale occurred on the dates referenced above and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and our Annual Report on Form 10-K for the year ended June 30, 2007 and our quarterly report on Form 10-Q for the quarter ended September 30, 2007.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2007

	Contango Historical	Western Pro Forma Adjustments (a)	Eastern Pro Forma Adjustments		Pro Forma After Sale
REVENUES:
Natural gas and oil sales	$18,687,821	$(3,033,003)	$(2,200,164	)(b)	$13,454,654

Total revenues	18,687,821	(3,033,003)	(2,200,164)		13,454,654

EXPENSES:
Operating expenses	1,671,824	(537,937)	(198,280	)(c)	935,607
Exploration expenses	6,782,425	(4,110,558)	—	(d)	2,671,867
Depreciation, depletion and amortization	3,267,252	(683,647)	(573,367	)(e)	2,010,238
Impairment of natural gas and oil properties	192,109	—	—		192,109
General and administrative expense	6,841,721	—	—		6,841,721

Total expenses	18,755,331	(5,332,142)	(771,647)		12,651,542

NET LOSS BEFORE OTHER INCOME AND INCOME TAXES	(67,510)	2,299,139	(1,428,517)		803,112

OTHER INCOME (EXPENSE):
Interest expense (net of interest capitalized)	(2,162,573)	(589,383)	(494,310	)(f)	(3,246,266)
Interest income	886,420	—	—		886,420
Loss on sale of assets and other	(2,684,062)	—	—		(2,684,062)

NET LOSS BEFORE INCOME TAXES	(4,027,725)	1,709,756	(1,922,827)		(4,240,796)

Benefit (provision) for income taxes	1,333,174	(598,415)	672,949	(g)	1,407,708

NET LOSS	(2,694,551)	1,111,341	(1,249,878)		(2,833,088)
Preferred stock dividends	539,722	—	—		539,722

NET LOSS ATTRIBUTABLE TO COMMON STOCK	$(3,234,273)	$1,111,341	$(1,249,878)		$(3,372,810)

NET LOSS PER SHARE:
Basic	$(0.21)				$(0.22)
Diluted	$(0.21)				$(0.22)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	15,430,146				15,430,146

Diluted	15,430,146				15,430,146

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended September 30, 2007

	Contango Historical	Western Pro Forma Adjustments (h)	Eastern Pro Forma Adjustments		Pro Forma After Sale
REVENUES:
Natural gas and oil sales	$14,128,014	$(3,849,056)	$(739,903	)(i)	$9,539,055

Total revenues	14,128,014	(3,849,056)	(739,903)		9,539,055

EXPENSES:
Operating expenses	1,674,645	(597,415)	(272,988	)(j)	804,242
Exploration expenses	411,389	—	—		411,389
Depreciation, depletion and amortization	2,869,527	(1,123,190)	(942,006	)(k)	804,331
General and administrative expense	1,342,461	—	—		1,342,461

Total expenses	6,298,022	(1,720,605)	(1,214,994)		3,362,423

NET INCOME BEFORE OTHER INCOME AND INCOME TAXES	7,829,992	(2,128,451)	475,091		6,176,632

OTHER INCOME (EXPENSE):
Interest expense (net of interest capitalized)	(829,860)	(178,776)	(149,938	)(l)	(1,158,574)
Interest income	364,314	—	—		364,314
Loss on sale of assets and other	2,122,660	—	—		2,122,660

NET INCOME BEFORE INCOME TAXES	9,487,106	(2,307,227)	325,153		7,505,032

Benefit (provision) for income taxes	(3,315,636)	807,529	(113,803	)(m)	(2,621,910)

NET INCOME	6,171,470	(1,499,698)	211,350		4,883,122
Preferred stock dividends	450,000	—	—		450,000

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$5,721,470	$(1,499,698)	$211,350		$4,433,122

NET INCOME PER SHARE:
Basic	$0.36				$0.28
Diluted	$0.35				$0.27

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	15,991,762				15,991,762

Diluted	16,419,956				16,419,956

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2007

	Contango Historical	Western Pro Forma Adjustments (1)	Eastern Pro Forma Adjustments (2)	Pro Forma After Sale
Assets

Cash and cash equivalents	$8,904,550	$199,188,923	$128,089,907	$336,183,380
Other current assets	46,266,234	(2,989,398)	(2,100,015)	41,176,821

Total current assets	55,170,784	196,199,525	125,989,892	377,360,201
Net property and equipment	119,031,330	(32,095,098)	(17,781,432)	69,154,800
Other assets	9,074,848	—	—	9,074,848

Total assets	$183,276,962	$164,104,427	$108,208,460	$455,589,849

Liabilities and Stockholders’ Equity

Current liabilities	$65,792,755	1,670,284	4,827,243	$72,290,282
Deferred income taxes and other long term liabilities	862,344	63,808,752	39,400,100	104,071,196
Long term debt	20,000,000	—	—	20,000,000

Total liabilities	86,655,099	65,479,036	44,227,343	196,361,478
Shareholders’ equity	96,621,863	98,625,391	63,981,117	259,228,371

Total liabilities and shareholders’ equity	$183,276,962	$164,104,427	$108,208,460	$455,589,849

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated statements of operations for the year ended June 30, 2007, are based on our audited financial statements for the year ended June 30, 2007 and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the year ended June 30, 2007 reflects the following adjustments:

a.	Removal of the natural gas and oil sales, operating expenses, dry hole costs, geological and geophysical costs, depreciation, depletion and amortization expense (“DD&A”) and capitalized interest, and recording interest expense and pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes, associated with the sale of our Western core Arkansas Fayetteville Shale natural gas and oil interests, as discussed in the Company’s Form 8-K dated December 21, 2007 and filed with the Securities and Exchange Commission on December 28, 2007.

b.	Removal of the natural gas and oil sales associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests.

c.	Removal of the operating expenses associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests.

d.	Removal of the dry hole costs and geological & geophysical costs associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests.

e.	Removal of the depreciation, depletion and amortization expense (“DD&A”) associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests.

f.	Removal of capitalized interest associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests and classifying it as interest expense.

g.	Recording of a pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes.

The unaudited pro forma consolidated statement of operations for the three months ended September 30, 2007 and unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 are based on our unaudited financial statements for the three months ended September 30, 2007 and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the three months ended September 30, 2007 reflects the following adjustments:

h.	Removal of the natural gas and oil sales, operating expenses, depreciation, depletion and amortization expense (“DD&A”) and capitalized interest, and recording interest expense and pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes, associated with the sale of our Western core Arkansas Fayetteville Shale natural gas and oil interests, as discussed in the Company’s Form 8-K dated December 21, 2007 and filed with the Securities and Exchange Commission on December 28, 2007.

i.	Removal of the natural gas and oil sales associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests.

j.	Removal of the operating expenses associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests.

k.	Removal of the depreciation, depletion and amortization expense (“DD&A”) associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests.

l.	Removal of capitalized interest associated with our Eastern core Arkansas Fayetteville Shale natural gas and oil interests and classifying it as interest expense.

m.	Recording of a pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes.

The unaudited pro forma balance sheet reflects the following adjustments:

1.	Recording of the proceeds from the sale of our Western core Arkansas Fayetteville Shale natural gas and oil interests, and primary legal fees, accounting fees and financial advisor transaction costs relating to the sale; and removal of associated net proved property basis with the offsetting gain, net of applicable taxes, to retained earnings.

2.	Recording of the proceeds from the sale of our Eastern core Arkansas Fayetteville Shale natural gas and oil interests, and primary legal fees, accounting fees and financial advisor transaction costs relating to the sale; and removal of associated net proved property basis with the offsetting gain, net of applicable taxes, to retained earnings.